Supplement Dated February 27, 2026
to the Summary Prospectus, Prospectus, and Statement of Additional Information, each dated April 30, 2025, for Thrivent Global Stock and Thrivent Small Cap Stock Portfolio, each a series of Thrivent Series Fund, Inc.
The following portfolio management changes are effective immediately:
1.Thrivent Global Stock Portfolio. Stephen D. Lowe, CFA, and David S. Royal have been named as portfolio managers for the Portfolio. Mr. Lowe is Senior Vice President, Chief Investment Strategist. He joined Thrivent in 1997 and has worked in the investment management industry since 1996. Mr. Royal is Executive Vice President, Chief Financial Officer and Chief Investment Officer. He joined Thrivent in 2006 and has worked in the investment management industry since 1997. David R. Spangler, CFA, will continue to serve as a portfolio manager for the Portfolio. Kurt J. Lauber, CFA, Noah J. Monsen, CFA, and Lauri A. Brunner will no longer serve as portfolio managers for the Portfolio.
2.Thrivent Small Cap Stock Portfolio. Gregory A. Scolaro, CFA has been named as a portfolio manager for the Portfolio. Mr. Scolaro is a Senior Portfolio Manager. Prior to joining Thrivent in 2025, he was employed by William Blair Investment Management from 2014 to 2025, where he held multiple positions, most recently as a senior research analyst. Mr. Scolaro has worked in the investment management industry since 2014. James M. Tinucci, CFA, Katelyn R. Young, CPA, and Matthew J. Carlone, CFA, will continue to serve as portfolio managers for the Portfolio. Matthew D. Finn, CFA, will no longer serve as a portfolio manager for the Portfolio due to his retirement.
Please include this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information.
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